July 13, 2006

DREYFUS PREMIER ENTERPRISE FUND (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus dated February 1, 2006

The following information supplements and supersedes any contrary information contained on the inside cover page of the fund’s Prospectus under the caption “Note to Investors”:

The fund is closed to new investors, and existing shareholders are not able to add to their accounts (other than reinvesting dividends and capital gain distributions). Effective on or about July 17, 2006, the fund’s Board members and members of the fund’s investment management team, comprised of the fund’s portfolio managers and analysts, each will be allowed to open new accounts with a one-time investment in the fund. The fund reserves the right to reopen to investors at any time.

The following information supplements and supersedes any contrary information contained in the “Goal/Approach” section of the fund’s Prospectus under the caption “Concepts to Understand,”effective on or about July 17, 2006:

Micro-cap companies: generally, those companies that, at the time of initial purchase, have market capitalizations of less than $650 million. This range may fluctuate depending on changes in the value of the stock market as a whole.